UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 14, 2010

TALECRIS BIOTHERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34473	20-2533768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4101 Research Commons
79 T.W. Alexander Drive

 Research Triangle Park, North Carolina  27709

(Address of principal executive offices)

                                   (919) 316-6300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 14, 2010, Talecris Biotherapeutics Holdings Corp. (“Talecris”) issued a press release announcing that it filed its premerger notification and report form with respect to its proposed merger with Grifols S.A. (“Grifols”) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice on July 6, 2010 and that Grifols had informed Talecris that their company filed its premerger notification and report form the following day.

The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Press Release, dated July 14, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talecris Biotheraputics Holdings Corp. (Registrant)
Date: July 14, 2010	/s/ John F. Gaither, Jr. Name: John F. Gaither, Jr. Title: Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Press Release, dated July 14, 2010